SUNAMERICA SERIES TRUST
Supplement to the Statement of Additional Information
Dated May 1, 2003

Effective as of November 25, 2003, Bruce G. Willison will be considered an Independent Trustee. All references to Mr. Willison as an Interested Trustee should be changed to Independent Trustee.

Dated: November 25, 2003